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                                                                   EXHIBIT 10.13

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") between ION LASER TECHNOLOGY, INC., a Utah corporation (the "Company"), and LCO INVESTMENTS LIMITED, a company organized under the laws of Guernsey, Channel Islands ("LCO"), is made and entered into as of May 4, 1998. LCO is referred to herein as "Holder".

                                    RECITALS

     A. The Company and Holder have entered into that certain Stock Purchase Agreement (the "Purchase Agreement") of even date with this Agreement, pursuant to which Holder has agreed to purchase and the Company has agreed to sell shares of its Common Stock, par value $.001 per share (the "Shares"), which Shares
(the "Registrable Securities") are now restricted and not registered under the Securities Act of 1933, as amended, (the "Act") or under the provisions of any state securities law.

     B. Holder would not have agreed to execute the Purchase Agreement or to consummate the transactions contemplated by the Purchase Agreement unless the Company had agreed to enter into this Agreement.

                                   AGREEMENT

     In consideration of the promises contained in this Agreement and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge by their signatures below, the Company and Holder agree as follows:


     1.   Piggyback Registrations.  If at any time after 180 days from the date
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of this Agreement the Company proposes to file a registration statement covering proposed sales by it or any of its shareholders of shares of its capital stock in a manner which would permit registration of shares of common stock for sale to the public (other than a registration statement (i) covering only shares issuable upon (a) the exercise of employee stock options or pursuant to an employee stock purchase, dividend reinvestment or similar plan, or (b) the exercise of a convertible security, or (ii) under a Registration Statement filed on Form S-4 or S-8 or any similar form under the Act or (iii) pursuant to
Section 2, below), the Company will give prompt notice to Holder of such proposed registration (which notice shall describe the proposed filing date and the date by which the registration rights granted pursuant to this Section 1 must be exercised, the nature and method of any such sale or disposition of securities and shall include a listing of the jurisdictions, if any, in which the Company proposes to register or qualify the securities under the applicable state securities or "Blue Sky" laws of such jurisdictions). At the request of Holder given within thirty (30) calendar days after the receipt of such notice by Holder (which request shall specify the number of shares Holder requests to be included in such registration), the
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Company will use its best efforts to cause all shares as to which registration has been requested by Holder to be included in such registration statement for sale or disposition in accordance with the method described in the initial notice given to Holder and subject to the same terms and conditions as the other shares of capital stock being sold, and thereafter shall cause such registration statement to be filed and become effective; provided, however, that the Company shall be permitted to (A) withdraw the registration statement for any reason in its sole and exclusive discretion and upon the written notice of such decision to Holder shall be relieved of all of its obligations under this Section 1 with respect to that particular registration; or (B) exclude all or any portion of the shares sought to be registered by Holder from such registration statement if the offering of the shares is an underwritten offering and to the extent that, in the judgment of the managing underwriter of the offering, the inclusion of such shares would be materially detrimental to the offering of the remaining shares of capital stock, or such delay is necessary in light of market conditions. Any shares sought to be registered by Holder so excluded from a registration statement shall be excluded pro rata based on the total number of shares of capital stock being sold by all selling security holders (other than the Company).

     2.   Demand Registration.  If at any time after 180 days from the date of
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this Agreement the Company shall be requested in writing by LCO (and LCO then holds any issued and outstanding Registrable Securities at such time) to effect the registration under the Act of shares of the Company's Common Stock then owned by Holder (which request shall specify the aggregate number of shares intended to be offered and sold by Holder, shall describe the nature or method of the proposed offer and sale thereof and shall contain an undertaking by Holder to cooperate fully with the Company in order to permit the Company to comply with all applicable requirements of the Act and the rules and regulations thereunder and to obtain acceleration of the effective date of the registration statement contemplated thereby), the Company shall effect the registration of such securities on an appropriate form under the Act, provided that:

          2.1 LCO's rights under this Section 2 shall be exercisable only if the shares as to which LCO requests registration have an aggregate value of at least $500,000 based on the average of the closing sale price for the Company's common stock as listed on the American Stock Exchange or any other exchange on which the Company's common stock then may be traded for the thirty (30) trading-day period immediately preceding the date of such request for registration;

          2.2 The independent members of the Company's Board of Directors, with the advice of such investment bankers or securities professionals as the Board shall deem necessary, shall have determined in good faith that the cost of complying with the request for registration under this Section 2 would not have a materially adverse effect upon the Company, its operations or the market for the Company's common stock, provided, however, that if the independent members of the Company's Board of Directors determine in good faith that the cost of complying with the request for registration would have a material adverse effect upon the Company, its operations or the market for the Company's common stock, the Company may decline Holder's request to register Holder's Registrable Securities under the Act, provided further, however, that in such event the Company may not thereafter again decline LCO's request for registration based

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upon this Section so long as such subsequent request is received by the Company more than 120 days after LCO's request for registration which was declined based upon this Section;

          2.3 LCO shall be entitled to three demand registrations, provided that registrations two and three may be effected on Form S-3 or its then equivalent form promulgated by the SEC and, provided further, that any request for registration pursuant to this Section 2 which does not result in the declaration of effectiveness of a registration statement (which effectiveness is maintained continuously for at least 120 days or such shorter period ending when all shares to which LCO has requested registration in accordance herewith have been sold in accordance with such registration) covering the offer and sale of shares owned by Holder and requested to be included in such registration statement, whether as a result of the withdrawal of the registration statement by the Company or through other action or inaction of the Company or for any other reason except for the voluntary decision of Holder to terminate the registration after the request for such registration has been delivered to the Company, shall not be counted in determining the number of times registration rights have been exercised pursuant to this Section 2;

          2.4 The Company shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2, if at the time it receives a request for such registration, the independent members of the Company's Board of Directors determine that such registration and offering would materially interfere with any existing or then presently contemplated financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company promptly gives LCO written notice of such determination, provided, however, that such postponement shall not extend beyond the time that such material interference continues to exist; and

          2.5 LCO shall have no right to demand registration with respect to any shares within ninety (90) calendar days after the effective date of any registration statement previously filed by the Company, other than a registration statement on Form S-8 or similar form.

     3.   Registration Procedures.  If and whenever this Agreement contemplates
          -----------------------
that the Company will effect the registration under the Act of any shares held by Holder, the Company shall:

          3.1 prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on the appropriate form with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein, provided that before filing any amendments or supplements to a registration statement or prospectus, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to Holder and the underwriters, if any, copies of all such documents proposed to be filed at least five business days prior thereto, which documents will be subject to the reasonable review of Holder and underwriters, and the Company will not file an amendment to a registration statement or prospectus or any supplement

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thereto (including such documents incorporated by reference) to which Holder or the underwriters, if any, shall reasonably object;

          3.2 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and to take such other action as may be necessary to keep such registration statement effective until the earlier of (i) the completion of the distribution of shares so registered, or (ii) expiration of the 120 day period following immediately the effective date of such registration statement (at which time unsold shares may be deregistered), and otherwise comply with applicable provisions of the Act and the rules and regulations promulgated under the Act;

          3.3 furnish to Holder and its counsel, and to each underwriter of the shares to be sold by Holder, without charge, such number of copies of one or more preliminary prospectuses, any supplements thereto and a final prospectus and any supplements thereto in conformity with the requirements of the Act, and such other documents as Holder or such underwriter may reasonably request, in order to facilitate the public sale or other disposition of such shares;

          3.4 if, during any period in which, in the opinion of the Company's counsel, a prospectus relating to the shares is required to be delivered under the Act in connection with any offer or sale contemplated by any registration statement, any event known to the Company occurs as a result of which the prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the related prospectus to comply with the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the respective rules and regulations thereunder, to notify Holder promptly and to prepare and file with the SEC an amendment or supplement, whether by filing such documents pursuant to the Act or the Exchange Act as may be necessary to correct such untrue statement or omission or to make any registration statement or the related prospectus comply with such requirements and to furnish to Holder and its counsel such amendment or supplement to such registration statement or prospectus;

          3.5 timely to file with the SEC (i) any amendment or supplement to any registration statement or to any related prospectus that is required by the Act or the Exchange Act or requested by the SEC, and (ii) all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act;

          3.6 within five days of filing with the SEC of (i) any amendment or supplement to any registration statement, (ii) any amendment or supplement to the related prospectus, or (iii) any document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to Holder;

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          3.7  to advise Holder and its counsel promptly (i) when any post-
effective amendment to any registration statement becomes effective and when any further amendment of or supplement to the prospectus shall be filed with the SEC, (ii) of any request or proposed request by the SEC for an amendment or supplement to any registration statement, to the related prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or any order directed to the related prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in such prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in any registration statement or the related prospectus as amended or supplemented or which requires the making of a change in such registration statement or such prospectus as amended or supplemented in order to make any material statement therein not misleading;

          3.8 on or before the date a registration statement is declared effective, use its best efforts to register or qualify the shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as Holder shall reasonably request, considering the nature and size of the offering, and do such other acts and things as may be reasonably necessary to enable Holder to consummate the public sale or other disposition in each such jurisdiction of such shares; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it has not been qualified, or to file any general consent to service of process;

          3.9 use its best efforts to cause all shares sold pursuant to any registration statement to be listed on each national securities exchange, if any, on which such shares are then listed;

          3.10 enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

          3.11 make reasonably available for inspection by Holder, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant or other agent retained by Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records and other information which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records, in the opinion of counsel

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reasonably acceptable to the Company, is necessary to avoid or correct a misstatement or omission in the registration statement, or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Holder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          3.12 use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holder, or the managing underwriter, reasonably requests;

          3.13 use its best efforts to obtain an opinion or opinions from counsel for the Company in customary form;

          3.14 make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment; and

          3.15 cooperate with Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holder may request.

     4.   Agreements of Holder.  Holder (i) upon receipt of a notice from the
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Company of the occurrence of any event of the kind described in Subsection 3.4 shall forthwith discontinue Holder's disposition of securities included in the registration statement until Holder receives copies of the supplemented or amended prospectus, and (ii) if so directed by the Company, shall deliver to the Company, at the Company's expense, all copies (other than permanent file copies) then in Holder's possession of the prospectus covering such securities that was in effect at the time of receipt of such notice.

     5.   Withdrawal.  If Holder disapproves of the terms of any offering, the
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sole remedy of Holder shall be to withdraw Holder's securities therefrom by giving written notice to the Company and any managing underwriter (if any). Holder's securities of the Company so withdrawn from the offering also shall be withdrawn from registration.

     6.   Participation in Underwritten Registrations.  In the case of any
          -------------------------------------------
registration under Section 2, if Holder or the Company determines to enter into an underwriting agreement in connection therewith, or in the case of a registration under Section 1, if the Company determines to enter into an underwriting agreement in connection therewith, (i) all shares of Holder's securities to be included in such registration shall be subject to an underwriting agreement, which shall be in customary form and contain such terms as are customarily contained in such agreements, and (ii) no person may participate in any such registration unless such person (A)

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agrees to sell such person's securities on the basis provided in such underwriting arrangement, and (B) completes and executes all questionnaires, powers-of-attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     7.   Registration Expenses.  With respect to each registration effected
          ---------------------
pursuant to Section 1 and to each registration under Section 2 of this Agreement, the Company shall pay the following fees, disbursements and expenses: all registration and filing fees, printing expenses, auditors' fees, listing fees, registrar and transfer agent's fees, fees and disbursements of counsel to the Company, reasonable fees and disbursements of not more than one counsel to Holder in the case of each registration under Section 2 of this Agreement, expenses (including reasonable fees and disbursements of counsel) of complying with applicable securities or "Blue Sky" laws, and the fees of any securities exchange in connection with the review of such offering. The underwriting discounts and commissions allocable to the shares included in any offering shall be borne by Holder.

     8.   Indemnification.
          ---------------

          8.1 In each case of a registration of shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Holder, its officers and directors, each underwriter (as defined in the Act), and each other person, if any, who controls Holder or any such underwriter within the meaning of the Act or the Exchange Act, from and against any and all losses, claims, damages and liabilities (including the fees and expenses of counsel in connection therewith), arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares were registered under the Act, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto (including, in each case, documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Holder, Holder's counsel, or any underwriter, and furnished to the Company in writing by Holder or such counsel or underwriter; provided that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased shares to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person.

          8.2 In each case of a registration of shares under the Act pursuant to this Agreement, Holder will indemnify and hold harmless the Company, its directors, its officers who sign the registration statement, its attorneys, each underwriter and each person, if any, who controls the Company or such underwriter within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to Holder, but only with reference

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to information provided to the Company in writing by Holder and furnished to the
Company by Holder expressly for use in the registration statement, any publicly available report of Holder published within the time frame of the registration statement, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto.

          8.3 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to the retention of such counsel at its expense, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, the Indemnifying Party proposes that the same counsel represent both the Indemnified Party and the Indemnifying Party and representation of both parties by the counsel would be inappropriate due to actual or potential differing interests between them. It is understood, where the expense of separate counsel shall be borne by the Indemnifying Party pursuant to the foregoing sentence, that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm qualified in such jurisdiction to act as counsel for such Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

          8.4 The indemnification pursuant to this Section 8 shall be on such other terms and conditions as are at the time customary and reasonably required by underwriters in public offerings, including providing for contribution in the event indemnification provided in this Section 8 is unavailable or insufficient.

     9.   Holdback Agreement.  Holder agrees not to effect any public sale or
          ------------------
distribution of the Company's shares of capital stock during the seven (7) calendar days prior to and the ninety (90) calendar day period beginning on the effective date of any underwritten registration statement effected pursuant to this Agreement (except as part of such underwritten registration) unless the managing underwriter or underwriters with respect to such offering otherwise agree.

     10.  Selection of Underwriters.  The Company will have the right to select
          -------------------------
the investment banking firm(s) acting as managing underwriter in connection with any underwritten public offering; provided, that in the event the offering is
                                  --------
pursuant to a demand registration hereunder, Holder shall have the sole right to select such managing underwriter.

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     11.  Survival.  The indemnification provisions of Section 8 shall not
          --------
terminate and shall survive forever.

     12.  Rule 144.  The Company agrees that it will use its best efforts to
          --------
file in a timely manner all reports required to be filed by it pursuant to the Exchange Act and, at any time and upon request of Holder, will furnish Holder and others with such information as may be necessary to enable Holder to effect sales of Registrable Securities without registration pursuant to Rule 144 under the Act.

     13.  General.
          -------

          13.1 Assignment.  Except in connection with the transfer by Holder of
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not less than 100,000 shares of Common Stock, Holder's rights under this
Agreement shall not be transferable without the written consent of the Company; provided that LCO may assign its rights under this Agreement to one or more affiliates or to one or more charitable foundations who agree to be bound by this Agreement as if they were LCO. Any attempted assignment or other transfer of this Agreement in contravention of this Section 13.1 shall be null and void.

          13.2 Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

          13.3 Entire Agreement.  This Agreement sets forth the entire agreement
               ----------------
between the parties as to the subject matter hereof, supersedes any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

          13.4 Governing Law.  The laws of the State of Utah (without giving
               -------------
effect to the choice of law provisions thereof) shall govern the interpretation and enforcement of this Agreement.

          13.5 Headings.  The headings of the sections and paragraphs of this
               --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          13.6 Notices.  All notices or other communications provided for under
               -------
this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

                    If to LCO:

                         LCO Investments Limited

                         Canada Court
                         Upland Road, St. Peter Port
                         Guernsey, Channel Islands

                         With a copy to:

                         Michael Yong
                         Cap Advisers Limited
                         36 Fitzwilliam Place
                         Dublin 2, Ireland
                         (Tel. 011-353-1-661-4433)
                         (Fax 011-353-1-661-2456)

                         Craigh Leonard
                         Richards & O'Neil, LLP
                         885 Third Avenue
                         New York, N.Y. 10022-4873
                         (Tel. 212-207-1200)
                         (Fax 212-750-9022)

                         Robert B. Hiden, Jr.
                         Sullivan & Cromwell
                         125 Broad Street
                         New York, N.Y. 10004
                         (Tel. 212-558-3812)
                         (Fax 212-558-4783)

                    If to the Company:

                         Ion Laser Technology, Inc.
                         3828 South Main Street
                         Salt Lake City, Utah 84115

                         With a copy to:

                         Durham, Evans, Jones & Pinegar
                         50 South Main, Suite 850
                         Salt Lake City, Utah 84144
                         Attn:  Jeffrey M. Jones, Esq.

All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

          13.7 Remedies.  Any person having rights under any provision of this
               --------
Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.


     DATED: May 4, 1998.


                    ION LASER TECHNOLOGY, INC., a Utah corporation


                         By     /s/ Milton G. Adair
                            -------------------------------------------
                                Milton G. Adair, President and CEO



                    LCO INVESTMENTS LIMITED


                         By     Anthony M. Pilaro
                            --------------------------------------------

                         Its    Chairman
                             -------------------------------------------

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